UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2022

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, Michael A. Dick, Senior Vice President, Operations and Purchasing of Allison Transmission Holdings, Inc. (the “Company”), notified the Company that he would retire from his position effective March 11, 2022. Mr. Dick will remain in his current role until his retirement date in order to assist with the transition of his responsibilities to his successors.

In connection with his retirement, Mr. Dick entered into a separation agreement with the Company on January 26, 2022. Pursuant to the separation agreement, Mr. Dick will receive pro-rated vesting on certain stock option and restricted stock unit awards and will have until the earlier of 36 months following retirement or expiration of the applicable option to exercise vested stock options. In addition, Mr. Dick has agreed to certain provisions relating to support and cooperation, as well as non-disparagement, non-solicitation and non-competition, with the Company. The separation agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Following Mr. Dick’s retirement, Rafael Basso, the Company’s Vice President, Operations Planning and Business Development, and Teresa van Niekerk, the Company’s Vice President, Purchasing and Supplier Quality, who currently report to Mr. Dick, will report directly to David S. Graziosi, the Company’s Chairman and Chief Executive Officer. Effective March 12, 2022, Mr. Basso will assume the role of Vice President of Operations with responsibility for oversight of plant operations, Walker Die Casting, facilities, business development, global supply chain and manufacturing engineering. Ms. van Niekerk will retain the role of Vice President of Purchasing and Supplier Quality with responsibility for oversight of global procurement, supplier readiness and supplier quality.

A copy of the Company’s press release announcing Mr. Dick’s retirement is furnished with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement between the Company and Michael Dick dated January 26, 2022.

99.1	Press release dated January 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: January 27, 2022

	By:	/s/ Eric C. Scroggins
Name: Eric C. Scroggins
Title: Vice President, General Counsel